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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 12, 2002 included in SunTrust Banks, Inc. Form 10-K for the year ended December 31, 2001 and to all references to our Firm included in this registration statement.



/s/ Arthur Andersen LLP
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Atlanta, Georgia
April 16, 2002